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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)     November 19, 2002
                                                 ------------------------------


                        CNH CAPITAL RECEIVABLES INC.
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             (Exact Name of Registrant as Specified in Charter)


        Delaware                     333-98887                  39-1995297
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(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)



100 South Saunders Road, Lake Forest                               60045
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code     (847) 735-9200
                                                   ---------------------------


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       (Former Name or Former Address, if Changed Since Last Report)





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


Item 5.           Other Events

         The Registrant is filing final forms of the exhibits listed in
Item 7(c) below.

Item 7.           Financial Statements and Exhibits

         (c) Exhibits.


Exhibit
  No.         Document Description
-------       --------------------
1.1           Underwriting Agreement dated November 8,
              2002 among CNH Capital Receivables Inc., Case
              Credit Corporation, Salomon Smith Barney Inc.
              and SG Cowen Securities Corporation.

4.1           Indenture dated as of November 1, 2002
              between CNH Equipment Trust 2002-B and
              JPMorgan Chase Bank.

4.2 Trust Agreement dated as of November 1, 2002 between CNH Capital Receivables Inc. and The
              Bank of New York.

4.3 Sale and Servicing Agreement dated as of November 1, 2002 among CNH Capital Receivables
              Inc., Case Credit Corporation and CNH
              Equipment Trust 2002-B.

4.4           Case Purchase Agreement dated as of November
              1, 2002 between Case Credit Corporation and
              CNH Capital Receivables Inc.

4.5           NH Purchase Agreement dated as of November
              1, 2002 between New Holland Credit Company,
              LLC and CNH Capital Receivables Inc.

4.6           Administration Agreement dated as of
              November 1, 2002 among CNH Equipment Trust
              2002-B, JPMorgan Chase Bank and Case Credit
              Corporation.

4.7           Performance Guaranty dated as of November 1,
              2002 between IHF - Internazionale Holding Fiat
              S.A. and JPMorgan Chase Bank.

4.8           Confirmation of Swap Transaction (Class A-3
              Notes) dated as of November 8, 2002 between CNH Equipment Trust 2002-B and Societe
              Generale, New York Branch.

4.9           Confirmation of Swap Transaction (Class A-4
              Notes) dated as of November 8, 2002 between CNH Equipment Trust 2002-B and Societe
              Generale, New York Branch .

8.1           Federal and Illinois Tax and ERISA
              Opinion of Mayer, Brown, Rowe & Maw dated
              November 19, 2002.

                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CNH CAPITAL RECEIVABLES INC.
                                            (Registrant)




Dated:  November 19, 2002                By:      /s/ Brian O'Keane
                                             ---------------------------------
                                                  Brian O'Keane
                                                  Assistant Treasurer

                             INDEX TO EXHIBITS


Exhibit
  No.         Document Description
-------       --------------------
1.1           Underwriting Agreement dated November 8,
              2002 among CNH Capital Receivables Inc., Case
              Credit Corporation, Salomon Smith Barney Inc.
              and SG Cowen Securities Corporation.

4.1           Indenture dated as of November 1, 2002
              between CNH Equipment Trust 2002-B and
              JPMorgan Chase Bank.

4.2 Trust Agreement dated as of November 1, 2002 between CNH Capital Receivables Inc. and The
              Bank of New York.

4.3 Sale and Servicing Agreement dated as of November 1, 2002 among CNH Capital Receivables
              Inc., Case Credit Corporation and CNH
              Equipment Trust 2002-B.

4.4           Case Purchase Agreement dated as of November
              1, 2002 between Case Credit Corporation and
              CNH Capital Receivables Inc.

4.5           NH Purchase Agreement dated as of November
              1, 2002 between New Holland Credit Company,
              LLC and CNH Capital Receivables Inc.

4.6           Administration Agreement dated as of
              November 1, 2002 among CNH Equipment Trust
              2002-B, JPMorgan Chase Bank and Case Credit
              Corporation.

4.7           Performance Guaranty dated as of November 1,
              2002 between IHF - Internazionale Holding Fiat
              S.A. and JPMorgan Chase Bank.

4.8           Confirmation of Swap Transaction (Class A-3
              Notes) dated as of November 8, 2002 between CNH Equipment Trust 2002-B and Societe
              Generale, New York Branch.

4.9           Confirmation of Swap Transaction (Class A-4
              Notes) dated as of November 8, 2002 between CNH Equipment Trust 2002-B and Societe
              Generale, New York Branch .

8.1           Federal and Illinois Tax and ERISA
              Opinion of Mayer, Brown, Rowe & Maw dated
              November 19, 2002.